UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2013
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 5.03    AMENDEMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Company's annual meeting of stockholders held on May 23, 2013, the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the board of directors and provide for the annual election of directors. The board of directors also approved an amendment to the Amended and Restated By-Laws of PrivateBancorp, Inc. (the “By-laws”), contingent upon stockholder approval of the amendment to the Certificate of Incorporation, to further implement the declassification of the board of directors. The amendment to the Certificate of Incorporation and the amendment to the By-laws each became effective May 23, 2013.

The text of the amendment to the By-laws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's annual meeting of stockholders held on May 23, 2013, five matters were submitted to the Company's stockholders. The voting results for each matter are listed below:

(1)	Approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to declassify the board of directors

For	Against	Abstain
63,512,915	122,300	64,431

(2)	The election of four Class III directors for a one-year term ending at the annual meeting of stockholders to be held in 2014 or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Coleman	62,564,086	1,135,560	4,035,529
James M. Guyette	62,434,193	1,265,453	4,035,529
Collin E. Roche	61,406,568	2,293,078	4,035,529
William R. Rybak	62,842,704	856,942	4,035,529

(3)	The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013

For	Against	Abstain
67,252,372	405,662	77,141

(4)	A non-binding advisory vote to approve 2012 executive compensation

For	Against	Abstain	Broker Non-Votes
60,250,693	3,090,876	358,077	4,035,529

(5)	A non-binding advisory vote to determine the frequency of advisory votes on executive compensation

Every One-Year	Every Two-Years	Every Three-Years	Abstain
49,748,838	507,254	6,997,004	6,446,550

Of the approximately 74.1 million shares eligible to vote as of the March 28, 2013 record date, approximately 67.7 million votes, or approximately 91.4 percent of the total shares outstanding, were represented at the meeting.

ITEM 7.01    REGULATION FD DISCLOSURE

On May 24, 2013, PrivateBancorp, Inc. announced that its board of directors declared a quarterly cash dividend of $0.01 per share payable on June 28, 2013, to stockholders of record on June 14, 2013. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Note: the information in this item of this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit	Description
3.1	Amendment to the Amended and Restated By-Laws of PrivateBancorp, Inc.
99.1	Press Release dated May 24, 2013 (furnished with the SEC as part of this Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
3.1	Amendment to the Amended and Restated By-Laws of PrivateBancorp, Inc.
99.1	Press Release dated May 23, 2013 (furnished with the SEC as part of this Form 8-K)